Report of Independent
Registered Public
Accounting Firm


To the Shareholders and
Board of Trustees of
Federated Equity Funds:

In planning and performing
our audits of the financial
statements of Federated MDT
Mid Cap Growth Strategies
Fund (formerly Federated
Mid Cap Growth Strategies
Fund), and Federated
Absolute Return Fund
(formerly Federated Prudent
Absolute Return Fund), both
a portfolio of Federated
Equity Funds (collectively,
the Funds) as of and for the
year ended October 31, 2013,
in accordance with the
standards of the Public
Company Accounting
Oversight Board (United
States), we considered the
Funds? internal control over
financial reporting, including
controls over safeguarding
securities, as a basis for
designing our auditing
procedures for the purpose of
expressing our opinion on the
financial statements and to
comply with the requirements
of Form N-SAR, but not for
the purpose of expressing an
opinion on the effectiveness
of the Funds? internal control
over financial reporting.
Accordingly, we express no
such opinion.

Management of the Funds is
responsible for establishing
and maintaining effective
internal control over financial
reporting. In fulfilling this
responsibility, estimates and
judgments by management
are required to assess the
expected benefits and related
costs of controls. A
company?s internal control
over financial reporting is a
process designed to provide
reasonable assurance
regarding the reliability of
financial reporting and the
preparation of financial
statements for external
purposes in accordance with
generally accepted accounting
principles. A company?s
internal control over financial
reporting includes those
policies and procedures that
(1) pertain to the maintenance
of records that, in reasonable
detail, accurately and fairly
reflect the transactions and
dispositions of the assets of
the company; (2) provide
reasonable assurance that
transactions are recorded as
necessary to permit
preparation of financial
statements in accordance with
generally accepted accounting
principles, and that receipts
and expenditures of the
company are being made in
accordance with
authorizations of management
and directors of the company;
and (3) provide reasonable
assurance regarding
prevention or timely detection
of the unauthorized
acquisition, use, or
disposition of the company?s
assets that could have a
material effect on the
financial statements.

Because of its inherent
limitations, internal control
over financial reporting may
not prevent or detect
misstatements. Also,
projections of any evaluation
of effectiveness to future
periods are subject to the risk
that controls may become
inadequate because of
changes in conditions, or that
the degree of compliance with
the policies or procedures
may deteriorate.

A deficiency in internal
control over financial
reporting exists when the
design or operation of a
control does not allow
management or employees, in
the normal course of
performing their assigned
functions, to prevent or detect
misstatements on a timely
basis. A material weakness is
a deficiency, or a combination
of deficiencies, in internal
control over financial
reporting, such that there is a
reasonable possibility that a
material misstatement of the
Funds? annual or interim
financial statements will not
be prevented or detected on a
timely basis.

Our consideration of the
Funds? internal control over
financial reporting was for the
limited purpose described in
the first paragraph and would
not necessarily disclose all
deficiencies in internal control
that might be material
weaknesses under standards
established by the Public
Company Accounting
Oversight Board (United
States). However, we noted
no deficiencies in the Funds?
internal control over financial
reporting and its operation,
including controls over
safeguarding securities that
we consider to be a material
weakness as defined above as
of October 31, 2013.

This report is intended solely
for the information and use of
management and the Board of
Trustees of Federated Equity
Funds and the Securities and
Exchange Commission and is
not intended to be and should
not be used by anyone other
than those specified parties.

s/KPMG

Boston, Massachusetts
December 23, 2013



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